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As filed with the Securities and Exchange Commission on June 8, 2004

Registration No. 333-115315

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SIRVA, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	4213 (Primary Standard Industrial Classification Code Number)	52-2070058 (I.R.S. Employer Identification Number)
700 Oakmont Lane Westmont, Illinois 60559 (630) 570-3000 (Address, including ZIP code, and telephone number, including area code, of Registrant's principal executive offices)

Ralph A. Ford
SIRVA, Inc.
Senior Vice President, General Counsel and Secretary
700 Oakmont Lane
Westmont, Illinois 60559
(630) 570-3000
(Name, address, including ZIP code, and telephone
number, including area code, of Registrant's agent for service)

Copies to:
Steven J. Slutzky, Esq. Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 (212) 909-6000	Ronald Cami, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019 (212) 474-1000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

        If the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.    ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.    ☐

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

  (a)
  List of Exhibits.

    The attached Exhibit Index is incorporated by reference.

II-1

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto, duly authorized in the City of Westmont, State of Illinois, on June 8, 2004.

SIRVA, INC.
By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel and Secretary

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ BRIAN P. KELLEY* Brian P. Kelley	Director, President and Chief Executive Officer (principal executive officer)	June 8, 2004
/s/ JAMES W. ROGERS* James W. Rogers	Director and Chairman of the board of directors	June 8, 2004
/s/ KATHLEEN J. AFFELDT* Kathleen J. Affeldt	Director	June 8, 2004
/s/ ROBERT J. DELLINGER* Robert J. Dellinger	Director	June 8, 2004
/s/ SIR JEREMY MACKENZIE* Sir Jeremy Mackenzie	Director	June 8, 2004
/s/ EDWARD H. ORZETTI* Edward H. Orzetti	Director	June 8, 2004
/s/ RICHARD J. SCHNALL* Richard J. Schnall	Director	June 8, 2004
/s/ CARL T. STOCKER* Carl T. Stocker	Director	June 8, 2004
/s/ IRVING B. YOSKOWITZ* Irving B. Yoskowitz	Director	June 8, 2004
/s/ JOAN E. RYAN* Joan E. Ryan	Senior Vice President and Chief Financial Officer (principal financial officer)	June 8, 2004
/s/ DENNIS M. THOMPSON* Dennis M. Thompson	Vice President, Corporate Controller (principal accounting officer)	June 8, 2004
*By:	/s/ RALPH A. FORD Ralph A. Ford Attorney-in-fact

II-2

Exhibits

Exhibit Number	Description of Document	Method of Filing
1.1	Form of Underwriting Agreement	Filed herewith.
3.1	Form of Restated Certificate of Incorporation of SIRVA, Inc.	Previously filed as Exhibit 3.1 to Amendment No. 3 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 12, 2003 and incorporated herein by reference.
3.2	Certificate of Amendment to the Restated Certificate of Incorporation of SIRVA, Inc.	Previously filed as Exhibit 3.2 to Amendment No. 5 to SIRVA, Inc. Form S-1(Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.
3.3	Amended and Restated By-Laws of SIRVA, Inc.	Previously filed as Exhibit 3.3 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
4.1	Indenture, dated as of November 19, 1999, among North American Van Lines, Inc., State Street Bank and Trust Company and the subsidiary guarantors party thereto	Previously filed as Exhibit 4.1 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
4.2	13 3/8 Senior Subordinated Note due 2009	Previously filed as Exhibit 4.2 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
4.3	Registration Rights Agreement, dated November 19, 1999, among North American Van Lines, Inc., Banc of America Securities LLC, Chase Securities Inc. and the subsidiary guarantors party thereto	Previously filed as Exhibit 4.2 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
4.4	Supplemental Indenture, dated as of November 19, 2003, among North American Van Lines, Inc., U.S. Bank National Association and the outstanding guarantors thereto	Previously filed as Exhibit 4.4 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-96233), filed November 20, 2003 and incorporated herein by reference.
5.1	Opinion of Debevoise & Plimpton LLP	Filed herewith.
10.1	Acquisition Agreement, dated as of September 14, 1999, between NA Holding Corporation and NFC plc, now known as Exel plc	Previously filed as Exhibit 10.1 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.2	Amendment No. 1 to the Acquisition Agreement, dated as of November 19, 1999, between NA Holding Corporation and NFC plc, now known as Exel plc	Previously filed as Exhibit 10.2 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.

10.3
	Letter Agreement, dated as of November 19, 1999, among NA Holding Corporation, Clayton, Dubilier & Rice Fund V Limited Partnership and NFC plc, now known as Exel plc, with respect to rights and obligations of NFC by virtue of its acquisition of 1,749,610 shares of common stock, par value $0.01 per share, of NA Holding Corporation	Previously filed as Exhibit 10.10 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.4	Stock Subscription Agreement, dated as of November 19, 1999, between the NA Holding Corporation and Clayton, Dubilier & Rice Fund V Limited Partnership	Previously filed as Exhibit 10.11 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.5	Stock Subscription Agreement dated as of November 19, 1999, between NA Holding Corporation and NFC plc, now known as Exel plc	Previously filed as Exhibit 10.12 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.6	Transition Services Agreement, dated as of November 19, 1999, by and between NFC plc, now known as Exel plc, and NA Holding Corporation	Previously filed as Exhibit 10.15 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.7	Tax Matters Agreement, dated as of September 14, 1999, between NA Holding Corporation and NFC plc, now known as Exel plc	Previously filed as Exhibit 10.16 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.8
	Credit Agreement, dated as of November 19, 1999 and amended as of November 23, 1999, among North American Van Lines, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent, and The Chase Manhattan Bank, as collateral and administrative agent	Previously filed as Exhibit 10.3 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.9
	Second Amendment, dated as of August 11, 2000, to the Credit Agreement, dated as of November 19, 1999 and amended as of November 23, 1999, among North American Van Lines, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent, and The Chase Manhattan Bank, as collateral and administrative agent	Previously filed as Exhibit 10.18 to Amendment No. 1 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed April 4, 2002 and incorporated herein by reference.

10.10
	Third Amendment and Waiver, dated as of December 21, 2001, to the Credit Agreement, dated as of November 19, 1999 and amended as of November 23, 1999, among North American Van Lines, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent, and The Chase Manhattan Bank, as collateral and administrative agent	Previously filed as Exhibit 10.19 to Amendment No. 1 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed April 4, 2002 and incorporated herein by reference.
10.11
	Fourth Amendment, dated as of March 19, 2002, to the Credit Agreement, dated as of November 19, 1999 and amended as of November 23, 1999, among North American Van Lines, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent, and The Chase Manhattan Bank, as collateral and administrative agent	Previously filed as Exhibit 10.20 to Amendment No. 2 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed May 22, 2002 and incorporated herein by reference.
10.12
	Fifth Amendment, dated as of April 30, 2002, to the Credit Agreement, dated as of November 19, 1999 and amended as of November 23, 1999, among North American Van Lines, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent, and The Chase Manhattan Bank, as collateral and administrative agent	Previously filed as Exhibit 10.21 to Amendment No. 2 to North American Van Lines, Inc. Form S-4 (Registration No. 333- 96233), filed May 22, 2002 and incorporated herein by reference.
10.13
	Sixth Amendment, dated April 24, 2003, to the Credit Agreement, dated as of November 19, 1999 and amended as of November 23, 1999, among North American Van Lines, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent, and The Chase Manhattan Bank, as collateral and administrative agent	Previously filed as Exhibit 10.13 to Amendment No. 1 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed October 16, 2003 and incorporated herein by reference.

10.14
	Indemnification Agreement, dated as of March 30, 1998, among NA Holding Corporation, NA Acquisition Corporation, North American Van Lines, Clayton, Dubilier & Rice, Inc. and Clayton, Dubilier & Rice Fund V Limited Partnership	Previously filed as Exhibit 10.6 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.15	Consulting Agreement, dated as of March 30, 1998, among NA Holding Corporation, NA Acquisition Corporation, and North American Van Lines, Inc. and Clayton, Dubilier & Rice, Inc.	Previously filed as Exhibit 10.7 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.16	Amended and Restated Consulting Agreement, dated as of January 1, 2001, by and among SIRVA, Inc., North American Van Lines, Inc. and Clayton, Dubilier & Rice, Inc.	Previously filed as Exhibit 10.17 to Amendment No. 1 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed April 4, 2002 and incorporated herein by reference.
10.17	Registration and Participation Agreement, dated as of March 30, 1998, among NA Holding Corporation and Clayton, Dubilier & Rice Fund V Limited Partnership	Previously filed as Exhibit 10.8 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.18
	Amendment No. 1, dated as of November 19, 1999, to the Registration and Participation Agreement, dated as of March 30, 1998, among NA Holding Corporation and Clayton, Dubilier & Rice Fund V Limited Partnership	Previously filed as Exhibit 10.9 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.19
	Amendment No. 2, dated as of May 30, 2002, to the Registration and Participation Agreement, dated as of March 30, 1998, among NA Holding Corporation and Clayton, Dubilier & Rice Fund V Limited Partnership	Previously filed as Exhibit 10.20 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.20
	Guaranty and Collateral Agreement, dated as of November 19, 1999, made by NA Holding Corporation, North American Van Lines, Inc. and certain of its subsidiaries in favor of The Chase Manhattan Bank, as collateral agent and administrative agent	Previously filed as Exhibit 10.4 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.21
	Common Stock Purchase Warrant No. 1, dated as of November 19, 1999, for 87,480 shares of NA Holding Corporation's Common Stock, issued in the name of NFC International Holdings (Netherlands II) BV, now known as Exel International Holdings (Netherlands 2) BV	Previously filed as Exhibit 10.5 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.22	Loan Agreement, dated as of November 19, 1999, between NA Holding Corporation, Blue Ridge Investments, LLC and The Chase Manhattan Bank.	Previously filed as Exhibit 10.23 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.

10.23
	First Amendment, dated as of February 16, 2000, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., formerly known as NA Holding Corporation (now known as SIRVA, Inc.), Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.24 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.24	Second Amendment, dated as of April 14, 2000, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.25 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.25	Third Amendment, dated as of June 23, 2000, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.26 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.26	Fourth Amendment, dated as of October 11, 2000, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.27 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.27	Fifth Amendment, dated as of January 10, 2001, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.28 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.28	Sixth Amendment, dated as of April 5, 2001, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.29 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.29	Seventh Amendment, dated as of June, 2001, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.30 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.30	Eighth Amendment, dated as of October 2, 2001, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and Chase Securities Inc.	Previously filed as Exhibit 10.31 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.31
	Ninth Amendment, dated as of January 2, 2002, to the Loan Agreement dated as of November 19, 1999, among Allied Worldwide, Inc., Blue Ridge Investments, LLC, and J.P. Morgan Securities Inc., formerly known as Chase Securities Inc.	Previously filed as Exhibit 10.32 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.

10.32	Tenth Amendment, dated as of April 2, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., Blue Ridge Investments, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.33 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.33
	Eleventh Amendment, dated as of July 1, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., formerly known as Allied Worldwide, Inc., Blue Ridge Investments, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.34 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.34	Twelfth Amendment, dated as of July 29, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., Blue Ridge Investments, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.35 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.35	Thirteenth Amendment, dated as of August 14, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., Blue Ridge Investments, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.36 to SIRVA, Inc. Form S-1(Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.36	Fourteenth Amendment, dated as of September 10, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., Blue Ridge Investments, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.37 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.37
	Fifteenth Amendment, dated as of October 29, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., Blue Ridge Investments, LLC, Mt. Mitchell Capital Funding, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.38 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.38
	Sixteenth Amendment, dated as of November 12, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc., Blue Ridge Investments, LLC, Mt. Mitchell Capital Funding, LLC, and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.39 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.39
	Seventeenth Amendment, dated as of November 12, 2002, to the Loan Agreement dated as of November 19, 1999, among SIRVA, Inc. and Arawak, Ltd. (together with its permitted successors and assigns under the Agreement), as successor and assign of Blue Ridge Investments, LLC, Mt. Mitchell Capital Funding, LLC and J.P. Morgan Securities Inc.	Previously filed as Exhibit 10.40 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.

10.40
	Third Amended and Restated Warehousing Credit and Security Agreement, dated as of September 30, 2002, by and among SIRVA Mortgage, Inc., the lenders from time to time party thereto, and Washington Mutual Bank, FA, as a lender, lead arranger and agent, and National City Bank of Kentucky as documentation agent.	Previously filed as Exhibit 10.36 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
10.41
	First Amendment to Third Amended and Restated Warehousing Credit and Security Agreement, dated as of April 28, 2003, by and among SIRVA Mortgage, Inc., Washington Mutual Bank, FA, as a lender and agent, and the lenders party thereto.	Previously filed as Exhibit 10.37 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
10.42
	Second Amendment to Third Amended and Restated Warehousing Credit and Security Agreement, dated as of June 29, 2003, by and among SIRVA Mortgage, Inc., Washington Mutual Bank, FA, as a lender and agent, and the lenders party thereto.	Previously filed as Exhibit 10.38 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
10.43
	Third Amendment to the Third Amended and Restated Warehousing Credit and Security Agreement, dated as of July 30, 2003, by and among SIRVA Mortgage, Inc., the lenders from time to time party thereto, Washington Mutual Bank, F.A., as a lender, lead arranger and agent, and National City Bank of Kentucky, as documentation agent.	Previously filed as Exhibit 10.40 to Amendment No. 1 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed October 16, 2003 and incorporated herein by reference.
10.44
	Fourth Amendment to Third Amended and Restated Warehousing Credit and Security Agreement, dated as of October 29, 2003, by and among SIRVA Mortgage, Inc., Washington Mutual Bank, FA, as a lender and agent for the lenders, National City Bank of Kentucky, as a lender and documentation agent for the lenders, and Colonial Bank, N.A.	Previously filed as Exhibit 10.40 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
10.45	Stock Subscription Agreement, dated as of April 12, 2002, between SIRVA, Inc. and Clayton, Dubilier & Rice Fund VI Limited Partnership	Previously filed as Exhibit 10.22 to Amendment No. 2 to North American Van Lines, Inc. Form S-4, (Registration No. 333-06233) filed May 22, 2002 and incorporated herein by reference.
10.46	SIRVA, Inc. Omnibus Stock Incentive Plan	Previously filed as Exhibit 10.42 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.
10.47	Form of Option Agreement under the SIRVA, Inc. Omnibus Stock Incentive Plan	Previously filed as Exhibit 10.43 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.

10.48	SIRVA, Inc. Stock Incentive Plan	Previously filed as Exhibit 10.45 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.49	First Amendment to the SIRVA, Inc. Stock Incentive Plan	Previously filed as Exhibit 10.45 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.
10.50	Form of Management Stock Subscription Agreement for SIRVA, Inc.	Previously filed as Exhibit 10.13 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.51	Form of Other Investor Stock Subscription Agreement for SIRVA, Inc.	Previously filed as Exhibit 10.48 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.52	Form of Management Stock Option Agreement for SIRVA, Inc.	Previously filed as Exhibit 10.14 to North American Van Lines, Inc. Form S-4 (Registration No. 333-96233), filed February 4, 2000 and incorporated herein by reference.
10.53	SIRVA, Inc. Directors Compensation Plan	Previously filed as Exhibit 10.50 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.54	First Amendment to the SIRVA, Inc. Directors Compensation Plan	Previously filed as Exhibit 10.50 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185, filed November 20, 2003 and incorporated herein by reference.
10.55	Form of Directors Award Agreement under the SIRVA, Inc. Directors Compensation Plan	Previously filed as Exhibit 10.24 to Amendment No. 4 to North American Van Lines, Inc. Form S-4 (Registration No. 333-06233), filed June 18, 2002 and incorporated herein by reference.
10.56	SIRVA, Inc. Management Incentive Plan	Previously filed as Exhibit 10.52 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.
10.57	Letter Agreement, dated as of July 8, 2002, by and between SIRVA, Inc. and Brian P. Kelley	Previously filed as Exhibit 10.54 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.58	Amendment to the Letter Agreement, dated as of November 19, 2003, by and between SIRVA, Inc. and Brian P. Kelley	Previously filed as Exhibit 10.54 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.

10.59		Letter Agreement, dated December 6, 2002, by and between SIRVA, Inc. and Joan E. Ryan	Previously filed as Exhibit 10.55 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
10.60	(a)	Employment Agreement, dated as of December 5, 1994, by and between Allied Van Lines, Inc. and Michael P. Fergus	Previously filed as Exhibit 10.56 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.60	(b)	Independent Contractor Service Agreement and Release, dated as of April 27, 2004, by and between Michael P. Fergus and SIRVA, Inc.	Previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q of SIRVA, Inc. for the three months ended March 31, 2004 and incorporated herein by reference.
10.60	(c)	Letter agreement, dated March 1, 2004, by and between Michael P. Fergus and SIRVA, Inc., with respect to termination of employment	Previously filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q of SIRVA, Inc. for the three months ended March 31, 2004 and incorporated herein by reference.
10.61		Fee and Guarantee Agreement, dated as of December 22, 1999, among North American Van Lines, Inc. and The Chase Manhattan Bank	Previously filed as Exhibit 10.57 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.62		First Amendment, dated as of December 27, 2000, to the Fee and Guarantee Agreement, dated as of December 22, 1999, among North American Van Lines, Inc. and The Chase Manhattan Bank	Previously filed as Exhibit 10.58 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.63		Second Amendment, dated as of February 5, 2002, to the Fee and Guarantee Agreement, dated as of December 22, 1999, among North American Van Lines, Inc. and The Chase Manhattan Bank	Previously filed as Exhibit 10.59 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.64		Fee and Guarantee Agreement, dated as of November 15, 2002, among North American Van Lines and JPMorgan Chase Bank	Previously filed as Exhibit 10.60 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.65		First Amendment, dated as of June 20, 2003, to the Fee and Guarantee Agreement, dated as of November 15, 2002, among North American Van Lines, Inc. and JPMorgan Chase Bank	Previously filed as Exhibit 10.61 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed August 25, 2003 and incorporated herein by reference.
10.66		Form of Restricted Stock Agreement under the SIRVA, Inc. Omnibus Stock Incentive Plan	Previously filed as Exhibit 10.61 to Amendment No. 5 to SIRVA, Inc. Form S-1 (Registration No. 333-108185), filed November 20, 2003 and incorporated herein by reference.

10.67
	Credit Agreement, dated as of December 1, 2003, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, as administrative agent, Banc of America Securities LLC, as syndication agent, and Credit Suisse First Boston, Deutsche Bank Securities Inc. and Goldman Sachs Credit Partners L.P., as documentation agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners	Previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed December 8, 2003, as amended, and incorporated herein by reference.
10.68	Guarantee and Collateral Agreement, dated as of December 1, 2003, made by SIRVA, Inc., SIRVA Worldwide, Inc. and certain of its Subsidiaries in favor of JPMorgan Chase Bank, as Administrative Agent	Previously filed as Exhibit 99.2 to the Current Report on Form 8-K filed by SIRVA, Inc. on December 8, 2003, as amended, and incorporated herein by reference.
10.69	Letter, dated April 13, 2004, from Exel Investments Limited to SIRVA, Inc. and Clayton Dubilier & Rice Fund V Limited Partnership.	Previously filed as Exhibit 10.69 to SIRVA, Inc. Form S-1 (File No. 333-115315), filed May 7, 2004, and incorporated herein by reference.
10.70	Letter, dated March 18, 2004, from SIRVA, Inc. to Michael McMahon, with respect to offer of employment.	Previously filed as Exhibit 10.3 to the Quarterly Report on Form 10-Q of SIRVA, Inc. for the three months ended March 31, 2004 and incorporated herein by reference.
21.1	List of Subsidiaries of SIRVA, Inc.	Previously filed as Exhibit 21.1 to the Annual Report on Form 10-K of SIRVA, Inc. for the year ended December 31, 2003 and incorporated herein by reference.
23.1	Consent of Debevoise & Plimpton LLP	Included as part of Exhibit 5.1.
23.2	Consent of PricewaterhouseCoopers LLP	Previously filed as Exhibit 23.2 to SIRVA, Inc. Form S-1 (File No. 333-115315) filed June 1, 2004, as incorporated herein by reference.
24.1	Powers of Attorney	Included in signature pages of SIRVA, Inc. Form S-1 (File No. 333-115315), filed May 7, 2004.

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
Exhibits